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                                                                     Exhibit 4.1

                                    APRISMA/tm/
                            MANAGEMENT TECHNOLOGIES

                     Aprisma Management Technologies, Inc.
             Incorporated Under the Laws of the State of Delaware

       COMMON STOCK                                     COMMON STOCK
THIS CERTIFICATE IS TRANSFERABLE                       SEE REVERSE FOR
 IN CANTON, MA, JERSEY CITY, NJ,                     CERTAIN DEFINITIONS
      OR NEW YORK, NY                                  CUSP 03833K 10 2

This is to Certify that                                is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                          PAR VALUE $.01 PER SHARE OF

Aprisma Management Technologies, Inc. (hereinafter called the "Corporation") transferable on the books of the Corporation by the holder of record hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned.

     This Certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware and the Amended and Restated Certificate of Incorporation and By-laws of the Corporation, in each case, as from time to time amended (copies of which are on file with the Corporation), to all of which the holder, by acceptance hereof, assents.

     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                     Aprisma Management Technologies, Inc.
                                   CORPORATE
                                     SEAL
                                     1999
                                   Delaware


        PRESIDENT AND                                   TREASURER AND
    CHIEF EXECUTIVE OFFICER                        CHIEF FINANCIAL OFFICER

COUNTERSIGNED AND REGISTERED:
     EquiServe Trust Company, N.A.


By

Authorized Signature
Transfer Agent and Registrar


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                     Aprisma Management Technologies, Inc.

     The Corporation has more than one class of stock. The powers, designations, preferences, and relative participating, optional, or other special rights, and the qualifications, limitations, or restrictions of such preferences and/or rights of each class of stock or series of any class are set forth in the Amended and Restated Certificate of Incorporation. The Corporation will furnish without charge to the holder of this certificate upon written request a copy of the Amended and Restated Certificate of Incorporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common            UNIF GIFT MIN ACT-_____Custodian______
TEN ENT -as tenants by the entireties                      (Cust)        (Minor)
JT TEN  -as joint tenants with right           under Uniform Gifts to Minors
         of survivorship and not as            Act__________________________
         tenants in common                                   (State)

    Additional abbreviations may also be used though not in the above list.

     For value received,_________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

_______________________________________________________________________________

_______________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ______________________________

                            ____________________________________________________
                    NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH
                            THE NAME AS WRITTEN UPON THE FACE OF THE
                            CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
                            ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: _______________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                         AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                         MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                         MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

     Keep this certificate in a safe place. If it is lost, stolen or destroyed the Corporation may require a bond of indemnity as a condition to the issuance of a replacement certificate.